Exhibit 4.b.5

Reinstatement and Amendment

No. 02026713.A.040

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

REINSTATEMENT AND AMENDMENT NO. 40

AGREEMENT NO. 02026713

This Reinstatement and Amendment No. 40, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, the Agreement expired by its terms on January 31, 2016 (the “Prior Expiration Date”); and

WHEREAS, after such Prior Expiration Date, the Parties continued to perform under the Agreement as if it had not expired, and with the intention of extending its term; and

WHEREAS, AT&T and Supplier now desire to revive the Agreement and to extend its term and to formalize the validity and continuation of the Agreement since its Effective Date of August 7, 2003;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to Agreement 02026713 as follows:

1.	The Agreement is revived; the term is extended as set forth below; and the Agreement shall be deemed to have been in effect continuously since the Agreement Effective Date. The Parties further ratify all actions taken by them under the Agreement between the Prior Expiration Date and the date when this Amendment is effective.

2.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32. Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on February 29, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Reinstatement and Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Steve Wehde

Name:	Todd Cohen	Name:	Steve Wehde

Title	Treasurer	Title	Sr. Contract Manager – Global Supply Chain

Date:	2.4.2016	Date:	2.4.2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

3

Amendment

No. 02026713.A.041

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 41

AGREEMENT NO. 02026713

This Amendment No. 41, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

1.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on March 31, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

2.	The Parties agree that Amendment 34 erroneously deleted and replaced Section 3 of Appendix 8, “AT&T Supplier Information Security Requirements and Limited Offshore Remote Access”, in its entirety, and the Appendix 8 Section 3 and subsections are reinstated and shall be deemed to have been in effect continuously since the corresponding Agreement Effective Date as follows:

•	Section 3, AT&T Supplier Information Security Requirements; AT&T Supplier Information Security Requirements (SISR) – v5.2, December 1, 2013 – Amendment 34, Effective Date December 29, 2014;

•	Section 3.1, Definitions – Amendment 34, Effective Date December 29, 2014;

•	Section 3.2, Security Requirements – Amendment 34, Effective Date December 29, 2014;

•	Section 3.3, Offshore Information Technology Services Requirements – Amendment 31, Effective Date August 28, 2014;

•	Section 3.4, Requirements for Offshore Information Technology Services Requiring Elevated Rights – Amendment 31, Effective Date August 28, 2014;

•	Limited Offshore Remote Access (LORA) – Amendment 13, Effective Date August 15, 2010

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Michael Saeger	By:	/s/ Deidre D. Byer

Name:	Michael Saeger	Name:	Deidre D. Byer

Title	President & Secretary	Title	Sr. Contract Manager – Global Supply Chain

Date:	Feb 29, 2016	Date:	2/29/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

3

Amendment

No. 02026713.A.042

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 42

AGREEMENT NO. 02026713

This Amendment No. 42, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

3.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on April 30, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title	Treasurer	Title	Sr. Contract Manager – Global Supply Chain

Date:	3.31.2016	Date:	3/31/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

3

Amendment

No. 02026713.A.043

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 43

AGREEMENT NO. 02026713

This Amendment No. 43, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

4.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on May 31, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Michael Saeger	By:	/s/ Deidre D. Byer

Name:	Michael Saeger	Name:	Deidre D. Byer

Title	President & Secretary	Title	Sr. Contract Manager – Global Supply Chain

Date:	4.29.2016	Date:	4/29/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

3

Amendment

No. 02026713.A.044

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 44

AGREEMENT NO. 02026713

This Amendment No. 44, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

5.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on June 30, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title	Treasurer	Title	Sr. Contract Manager – Global Supply Chain

Date:	6.1.2016	Date:	6/1/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment

No. 02026713.A.045

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 45

AGREEMENT NO. 02026713

This Amendment No. 45, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

6.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on July 31, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title	Treasurer	Title	Sr. Contract Manager – Global Supply Chain

Date:	6.30.2016	Date:	6/30/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

Amendment

No. 02026713.A.046

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 46

AGREEMENT NO. 02026713

This Amendment No. 46, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

7.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on August 31, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Michael Saeger	By:	/s/ Phillip S. Castle

Name:	Michael Saeger	Name:	Phillip S. Castle

Title	President & Secretary	Title	Sr. Sourcing Manager – Global Supply Chain

Date:	7-22-2016	Date:	7-21-2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

Amendment

No. 02026713.A.047

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

AMENDMENT NO. 47

AGREEMENT NO. 02026713

This Amendment No. 47, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

8.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on October 31, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title	Treasurer	Title	Sr. Sourcing Manager – Global Supply Chain

Date:	8.31.2016	Date:	8/31/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure  outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

Amendment

No. 020267 13.A.048

Between

Amdocs, Inc.

And

AT&T Services, Inc.

AMENDMENT NO.48

AGREEMENT NO. 02026713

This Amendment No. 48, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No.·02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T’), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

1.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on November 30, 2016, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title:	Treasurer	Title:	Sr. Sourcing Manager – Global Supply Chain

Date:	10.28.2016	Date:	10/28/2016

Amendment

No. 02026713.A.049

Between

Amdocs, Inc.

And

AT&T Services, Inc.

Proprietary Information

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

1

Agreement Number 02026713.A.049

AMENDMENT NO. 49

AGREEMENT NO. 02026713

This Amendment No. 49, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 02026713, is by and between Amdocs, Inc., a Delaware corporation (“Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, AT&T and Amdocs are parties to that certain Agreement No. 02026713 for Software and Professional Services, dated as of August 7, 2003, (as previously amended, the “Agreement”) and

WHEREAS, AT&T and Supplier now desire to further amend the Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree to changes to the Agreement as follows:

1.	For purposes of extending the term of the Agreement, Section 3.32, “Term of Agreement”, is deleted in its entirety and replaced with the following:

3.32 Term of Agreement

This Agreement with an Effective Date of August 7, 2003, shall remain in effect for a term ending on January 31, 2017, unless earlier Terminated or Canceled as provided in this Agreement. The Parties may extend the term of this Agreement by agreement in writing.

Proprietary Information

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

2

Agreement Number 02026713.A.049

The terms and conditions of Agreement No. 02026713 as previously amended in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 02026713 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original but all of which together shall constitute only one instrument, as of the date the last Party signs.

Amdocs, Inc.		AT&T Services, Inc.

By:	/s/ Todd Cohen	By:	/s/ Deidre D. Byer

Name:	Todd Cohen	Name:	Deidre D. Byer

Title	Treasurer	Title	Sr. Sourcing Manager – Global Supply Chain

Date:	11-23-2016	Date:	11/23/2016

Proprietary Information

The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

3